UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

August 6, 2021

Date of report (Date of earliest event reported)

Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Poor Farm Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2021, Agile Therapeutics, Inc. (the “Company”) entered into a Lease (the “Lease”) with 500 College Road Venture, LLC, a New Jersey limited liability company (the “Landlord”), for a portion of the building located at 500 College Road East, Princeton, New Jersey 08540 (the “Premises”). Under the terms of the Lease, the Company will lease approximately 13,774 square feet at the Premises, which will serve to replace the Company’s current leased premises at 101 Poor Farm Road, Princeton, New Jersey.

The base rent under the Lease is $26.00 per rentable square foot per year during the first year of the term, which is subject to scheduled annual increases of $0.50 per rentable square foot during the term, on each anniversary date of the Commencement Date (as defined below). The Company’s obligation to pay rent under the Lease will start on the later of December 1, 2021 or the date on which certain building improvements are substantially completed, all as set forth in the Lease (the “Commencement Date”). The term of the Lease is forty months following the Commencement Date.

The Company’s current lease for its corporate headquarters at 101 Poor Farm Road, Princeton, New Jersey is set to expire on December 31, 2021.

The foregoing description of the terms of the Lease do not purport to be complete and each is qualified in its entirety by reference to the full text of the Lease which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: August 6, 2021	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairman and Chief Executive Officer